                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA AND WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                           /s/ THOMAS M. TAYLOR
                                         -------------------------
                                             Thomas M. Taylor

Dated: February 23, 1995

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA AND WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                           /s/ JOSEPH F. AZRACK
                                         -------------------------
                                             Joseph F. Azrack

Dated: March 1, 1995

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA AND WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                         /s/ WILLIAM C. CUNNINGHAM
                                         -------------------------
                                           William C. Cunningham

Dated: February 23, 1995

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA AND WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                           /s/ BARRY K. FINGERHUT
                                         -------------------------
                                             Barry K. Fingerhut

Dated: February 23, 1995

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA AND WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                           /s/ DONALD J. MCNAMARA
                                         -------------------------
                                             Donald J. McNamara

Dated: February 23, 1995

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA AND WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                             /s/ PETER STERLING
                                         -------------------------
                                               Peter Sterling

Dated: February 23, 1995

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA AND WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                             /s/ GARY L. MEAD
                                         -------------------------
                                                Gary L. Mead

Dated: February 23, 1995